Exhibit 10.41

AFFINITY GROUP HOLDING, INC.

BOARD OF DIRECTORS

AUDIT COMMITTEE CHARTER

Adopted August 3, 2004

Revised June 15, 2010

I.             INTRODUCTION AND PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors of Affinity Group Holding, Inc. (the “Company”) in fulfilling its fiduciary responsibilities by overseeing the Company’s financial reporting and public disclosure activities.  The Board of Directors may serve as the Audit Committee of the Company and may designate one or more of its members to act as its representative.  The Audit Committee’s primary purposes are to:

•      Assist Board oversight of (1) the integrity of the Company’s financial statements, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, and (4) the performance of the Company’s independent auditor.

•      Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system.

•      Provide an open avenue of communication among the independent auditor, financial and senior management, the internal auditors and the Board of Directors.

The Audit Committee, in its capacity as a committee of the Board of Directors, shall be directly responsible for the appointment, compensation, and oversight of the work of any independent auditor employed by the Company (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and each such independent auditor shall report directly to the Audit Committee.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities specified in Section IV of this Charter.

Although the Audit Committee has the responsibilities and powers set forth in this Charter, the role of the Audit Committee is oversight.  The members of the Audit Committee are not employees of the Company and may or may not be auditors or accountants by profession and it is not the duty or responsibility of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are in accordance with generally accepted accounting principles.  These are the responsibilities of Company management and the independent auditor.

II.            COMPOSITION

The Audit Committee shall be comprised of one or more Directors as determined from time to time by the Board and shall be elected by the Board.  Audit Committee members shall serve until their successors shall be duly elected and qualified.  Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a chair by majority vote of the full Audit Committee membership.  If an Audit Committee member desires to serve on the Audit Committees of more than three companies with publicly traded debt or equity securities, then in each such case, the Board must determine that such simultaneous service would not impair the ability of such member to effectively serve on the Company’s Audit Committee.

The Audit Committee may, in its discretion, form and delegate authority to a subcommittee of the Audit Committee or to the Chair.  If the Board of Directors is serving as the Audit Committee, the Board of Directors may, in its descretion, delegate any of its authority as the Audit Committee to one or more Directors.

Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Company’s Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.  The Board of Directors shall determine whether one or more members of the Audit Committee is an “Audit Committee Financial Expert” as such term is defined by the Securities and Exchange Commission (“SEC”).

III.          MEETINGS AND COMMITTEE OPERATIONS

The Audit Committee shall meet in person or telephonically at least four times annually, with additional meetings as often as necessary, at times and places determined by the Chair, with further actions to be taken by unanimous written consent, when deemed necessary or desirable by the Audit Committee or its Chair.  To the extent practicable, each of the Audit Committee members shall attend two regularly scheduled meetings (the pre-audit and post-audit meetings)  in person.  The Audit Committee shall periodically make time available during its regularly scheduled meetings to meet with management and the independent auditors in separate sessions to discuss any matters that the Audit Committee or any of these groups believe should be discussed privately.

A majority of the Audit Committee members currently holding office constitutes a quorum for the transaction of business.  The Audit Committee shall take action by the affirmative vote of a majority of the Audit Committee members present at a duly held meeting or by unanimous written action.

IV.          COMMITTEE DUTIES AND RESPONSIBILITIES

The Audit Committee shall undertake the following responsibilities and duties:

A.                                    Documents/Financial Statements/Reports

•                  Review and reassess the adequacy of this Charter from time to time.

•                  Review and discuss with management and the independent auditor the Company’s quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the independent auditor’s review of the quarterly financial statements together with the accompanying quarterly report on Form 10-Q prior to submission to shareholders, any governmental body, any stock exchange or the public.

•                  Review and discuss with management and the independent auditor the Company’s annual financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the annual audit together with the accompanying annual report on Form 10-K prior to submission to shareholders, any governmental body, any stock exchange or the public.

•                  Review the significant recommendations made to management by the independent auditor and management’s responses.

•                  Recommend to the Board of Directors, if appropriate, that the Company’s annual audited financial statements be included in the Company’s annual report on Form 10-K for filing with the SEC.

•                  Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, relating to the conduct of the audit.

B.                                    Independent Auditors

•                  Be responsible for (i) the appointment of an independent auditor for the Company, (ii) review and approval of the compensation of such independent auditor and (iii) oversight of the work of such independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting).

•                  Have the sole authority to review in advance, and grant any appropriate pre-approvals of, (i) all auditing services to be provided by the independent auditor and (ii) all significant non-audit services to be provided by the independent auditor as permitted by Section 10A of the Securities and Exchange Act of 1934, and in connection therewith to approve all fees and terms of engagement.  The Audit Committee shall also review and approve disclosures required to be included in periodic reports filed under Section 13(a) of the Securities and Exchange Act of 1934 with respect to non-audit services.

•                  At least annually, obtain and review a report by the independent auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

•                  On an annual basis, the Audit Committee shall receive from the independent auditor a written statement delineating all significant relationships (and related fees) the Company’s independent auditor has with the Company to consider in the evaluation of the independent auditor’s independence.  The Audit Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking appropriate action in response to the independent auditor’s report to satisfy itself of the independent auditor’s independence.

•                  Confirm that neither the lead audit partner nor the audit partner responsible for reviewing the audit for the Company’s independent auditor performs audit services for the Company for more than  five consecutive years.

•                  Review all reports required to be submitted by the independent auditor to the Audit Committee under Section 10A of the Securities and Exchange Act of 1934.

•                  Review any communications between the independent auditor’s audit team and the independent auditor’s national office respecting auditing or accounting issues presented by the engagement.

•                  Periodically consult with the Company’s independent auditor (outside of the presence of management) about the independent auditor’s judgments about the appropriateness, quality, and acceptability of the Company’s accounting principles as applied to its financial reporting, and the Company’s internal controls and the completeness and accuracy of the Company’s financial statements.

C.                                    Financial Reporting Processes

•                  In consultation with the Company’s independent auditor, monitor the integrity of the Company’s financial reporting processes, both internal and external.

•                  Review and discuss the scope of the annual audit plan for the independent auditors.

•                  Review major issues regarding, and approve if appropriate, significant changes to the Company’s accounting principles and practices, financial reporting process and presentations, and system of internal controls, as suggested by the Company’s independent auditor or management.

•                  Review with the Company’s independent auditor and management the extent to which significant changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

•                  Review with management, the independent auditor and the Company’s legal counsel, as appropriate, any legal, regulatory or compliance matters, including off balance sheet structures, that could have a significant impact on the Company’s financial statements, including significant changes in accounting initiatives, standards or rules as promulgated by the Financial Statements Accounting Standards Board, the SEC or other regulatory authorities with relevant jurisdiction.

D.                                    Process Analysis and Review

•                  Review the systems of reporting to the Audit Committee by management and the independent auditor regarding any significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including the effect of alternative GAAP methods, and the view of each as to the appropriateness of such judgments.

•                  Following completion of the annual audit, review with the independent auditor any audit problems or difficulties or significant disagreement with management encountered during the course of the audit, including any restrictions on the scope of work or access to requested information, and management’s response.

•                  Review with the independent auditor any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise).

•                  Discuss with management, the type and presentation of information to be included in earnings press releases (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as review any financial information and earnings guidance provided to analysts and rating agencies prior to public release.

E.                                    Other

•                  Ensure appropriate procedures are established and maintained for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters to the Audit Committee.

•                  Review and discuss with management (i) the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures (including management’s guidelines and policies with respect to financial risk assessment and financial risk management); and (ii) the program that management has established to monitor compliance with its code of business conduct and ethics for directors, officers and employees.

•                  Report regularly to the Board of Directors on the activities of the Audit Committee and make such recommendations with respect to the above matters as the Audit Committee may deem necessary or appropriate.  This report shall include a review of any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements or the performance and independence of the Company’s independent auditor.

V.            HIRING GUIDELINES FOR INDEPENDENT AUDITOR EMPLOYEES

The Audit Committee has adopted the following practices regarding the hiring by the Company of any partner, director, manager, advising member of the department of professional practice, reviewing actuary, reviewing tax professional and any other persons having similar responsibility for providing audit assurance (including all work that results in the expression of an opinion on financial statements and audits of statutory accounts) to the Company’s independent auditor on any aspect of its certification of the Company’s financial statements:

•      No member, with the position listed above, of an audit team that is auditing the Company or any of its businesses can be hired by the Company for a period of two years following association with that audit.

•      No former employee of the independent auditor may sign a Company SEC filing for 5 years following employment with the independent auditor.

•      No former employee of the independent auditor may be named an officer of the Company or any of its subsidiaries for 3 years following employment by the independent auditor.

•      The Audit Committee must approve in advance all hires by the Company from an independent auditor.

VI.                               PROCESS FOR HANDLING QUESTIONS, CONCERNS AND COMPLAINTS ABOUT ACCOUNTING OR AUDITING MATTERS

The Audit Committee has established the following procedures for:  (i) the receipt, retention, and treatment of questions, concerns or complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by Company employees of questions, concerns or complaints regarding questionable accounting or auditing matters:

•                  Questions, concerns or complaints regarding accounting, internal accounting controls, or auditing matters should be directed to the Company’s Chief Financial Officer at the mail or email address published on the Company’s website.

•                  Copies of all such questions, concerns or complaints will be sent to members of the Audit Committee.

•                  All questions, concerns and complaints will be tracked by the Audit Committee, but handled by the Company’s finance staff and legal counsel in the normal manner, except as the Audit Committee may request.

•                  The status of all questions, concerns or complaints will be reported on a quarterly basis to the Audit Committee, and, if the Audit Committee so directs, to the full Board of Directors of the Company.

•                  The Audit Committee may request special treatment, including the retention of outside legal counsel or other advisors, for any question, concern or complaint.

VII. COMMITTEE REPORTS

1.     Present an annual performance evaluation of the Audit Committee, which shall assess the performance of the Audit Committee in fulfilling the requirements of this charter, recommend any amendments to this charter, and set forth the goals and objectives of the Audit Committee for the ensuing twelve months.

2.    Transmit to the Board notices of Audit Committee meetings, agendas, and meeting minutes.

VIII.       RESOURCES AND AUTHORITY OF THE COMMITTEE

The Audit Committee shall have such resources and authority as it deems necessary to discharge its duties and responsibilities, including the sole authority to retain, discharge, and approve fees and other terms for retention of the independent auditors, independent legal counsel, and other independent experts or advisors.  The Company shall provide appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board of Directors of the Company, for the payment of compensation of the independent auditors, independent legal counsel, and other independent experts or advisors so retained by the Audit Committee and ordinary administrative expenses that are necessary and appropriate to carry out its duties. The Audit Committee may direct any officer or employee of the Company or request any employee of the Company’s independent auditor or outside legal counsel to attend an Audit Committee meeting or meet with any Audit Committee members.